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                                 PUMA GLOBAL TRUST NO. 1 QUARTERLY SERVICING REPORT
                        IN RESPECT OF THE QUARTERLY PERIOD FROM 20 MARCH 2002 TO 19 JUNE 2002


NOTE INFORMATION
----------------
                                                          Class A Notes         Class B Notes       Total US$ Notes
                                                       ---------------------------------------------------------------

Original Principal Balance of each class of Note at    US$1,158,000,000.00    US$42,000,000.00    US$1,200,000,000.00
the time of their issue


Principal Balance of each class of Note at the end of  US$1,158,000,000.00    US$42,000,000.00    US$1,200,000,000.00
the immediately preceding Quarterly Payment Date


Amount to be applied towards payment of principal on    US$112,511,743.20          US$0.00         US$112,511,743.20
each class of Note on this Quarterly Payment Date


Principal Balance of each class of Note after          US$1,045,488,256.80    US$42,000,000.00    US$1,087,488,256.80
payments referred to above have been applied


Note Factor at the end of the Quarterly Payment Date       0.902839600           1.000000000


Amount to be applied towards payment of interest on      US$6,599,313.33        US$268,333.33       US$6,867,646.66
each class of Note on this Quarterly Payment Date


LIBOR in respect of this quarterly period                   2.01000%              2.01000%


Rate of interest payable on each class of Note in           2.23000%              2.50000%
respect of this quarterly period



A$ REDRAW NOTES AND A$ SUBORDINATED NOTES
-----------------------------------------

As at March 20, 2002 no A$ Redraw Notes or A$ Subordinated Notes have been issued



REDRAW FACILITY
---------------

Redraw Facility Principal at the commencement of this     A$250,000.00
Quarterly Payment Date

Redraw Facility Principal at the end of this              A$250,000.00
Quarterly Payment Date

Redraw Facility Principal repaid during the quarterly        A$0.00
period

Aggregate Subordinate Funded Further Advance  Amounts      A$34,834.18
in relation to the Quarterly Payment Date

Interest paid on Redraw Facility Principal during the      A$2,829.46
quarterly period

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
PRINCIPAL CASH BALANCE IN AUD
-----------------------------

Principal Cash Balance at the commencement of this       A$11,718,750.00
Quarterly Payment Date

Principal Cash Balance  at the end of this Quarterly     A$10,620,000.00
Payment Date



INCOME RESERVE IN AUD
---------------------

Income Reserve at the commencement of this Quarterly           A$0
Payment Date

Income Reserve at the end of this Quarterly Payment            A$0
Date



COLLECTION INFORMATION IN AUD
-----------------------------

Collections (1) held by the Trustee in relation to        A$263,845,209
this Quarterly Payment Date

Less : Principal Cash Balance at the end of the           A$10,620,000
Quarterly Payment Date

Less : Income Reserve at the end of the Quarterly              A$0
Payment Date                                             -----------------

Collections (other than Principal Cash Balance and        A$253,225,209
Income Reserve) at the end of the Quarterly Payment
Date

Less : Collections to be applied towards repayment of          A$0
Redraw Facility Principal on the Quarterly Payment
Date

Less : Collections to be applied towards payment of       A$33,475,711
Expenses of the Trust in respect of this quarterly       -----------------
period

A$ Collections to be paid to Currency Swap Provider       A$219,749,498
in relation to repayment of US$ Notes on the             -----------------
Quarterly Payment Date


Principal Collections (net of redraws) in relation to     A$219,749,498
this Quarterly Payment Date

Less : Principal Collections applied or retained by            A$0
the Trust to be applied towards the acquisition of substitute housing loans

Less : Principal Collections to be applied towards             A$0
repayment of Redraw Facility Principal on the            -----------------
Quarterly Payment Date


A$ Principal Collections to be paid to Currency Swap       A$219,749,498
Provider in relation to repayment of US$ Notes on the    -----------------
Quarterly Payment Date


US$ Equivalent of Principal Collections to be applied     US$112,511,743
towards repayment of US$ Notes on the Quarterly          -----------------
Payment Date


(1) The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of Redraws


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                                 PUMA GLOBAL TRUST NO. 1 QUARTERLY SERVICING REPORT
                        IN RESPECT OF THE QUARTERLY PERIOD FROM 20 MARCH 2002 TO 19 JUNE 2002


                                                Number of Housing  Number of Housing    Maximum Current    Minimum Current
                                                      Loans          Loan Accounts       Housing Loan        Housing Loan
                                                                                            Balance            Balance
                                               -----------------------------------------------------------------------------

Amount as at the close of business on the             13,810             16,422            A$977,496             A$0
seventh business day prior to this Quarterly
Payment Date



                                                 Weighted Average   Maximum Original   Total Valuation
                                                    Original         Loan-to-Value     of the Security
                                                  Loan-to-Value          Ratio           Properties
                                                     Ratio
                                               -----------------------------------------------------------------------------

Amount as at the close of business on the             77.03%             95.00%         A$3,332,659,927
seventh business day prior to this Quarterly
Payment Date



                                                   Outstanding        Outstanding         Outstanding      Average Current
                                                    Balance of      Balance of Fixed      Balance of         Housing Loan
                                                  Housing Loans    Rate Housing Loans    Variable Rate         Balance
                                                                                         Housing Loans
                                               -----------------------------------------------------------------------------

Amount as at the close of business on the        A$2,113,380,284     A$199,610,869      A$1,913,769,415       A$153,033
seventh business day prior to this Quarterly
Payment Date



                                                Maximum Remaining   Weighted Average   Weighted Average
                                                       Term            Remaining           Seasoning
                                                   To Maturity      Term to Maturity
                                               -----------------------------------------------------------------------------

Amount as at the close of business on the           355 months         325 months          27 months
seventh business day prior to this Quarterly
Payment Date




FURTHER ADVANCE INFORMATION IN AUD
----------------------------------

Aggregate amount of Further Advances (not             A$0.00
being subordinated further advances) made during the period


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DELINQUENCY INFORMATION
-----------------------

As at the opening of business on the first
business day of the month in which
the Quarterly Payment Date occurs
                                                Number of Housing    Percentage of        Outstanding       Percentage of
                                                      Loans          Pool by number     Balance of the         Pool by
                                                                                          Applicable         Outstanding
                                                                                      Delinquent Housing      Balance of
                                                                                             Loans          Housing Loans
                                               -----------------------------------------------------------------------------

30 - 59 days                                            37               0.23%          A$7,286,610.53          0.34%
60 - 89 days                                            8                0.05%          A$1,972,022.92          0.09%
90 - 119 days                                           7                0.04%          A$2,097,683.65          0.10%
Greater than 120 days                                   5                0.03%          A$1,173,127.69          0.06%
                                               -----------------------------------------------------------------------------
Total Arrears                                           57               0.35%         A$12,529,444.79          0.59%
                                               =============================================================================



MORTGAGE INSURANCE CLAIMS INFORMATION
-------------------------------------

Details provided are in respect of the period since the Closing Date to the opening of business on the first business day of the month in which the Quarterly Payment Date occurs


Amount of mortgage insurance claims made:             A$0.00
Amount of mortgage insurance claims paid:             A$0.00
Amount of mortgage insurance claims pending:          A$0.00
Amount of mortgage insurance claims denied:           A$0.00




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